UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

July 17, 2008

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2008, Modine Manufacturing Company (the "Company" or "Modine") entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (main office Chicago)), a national banking association (“JPMorgan”), as Swing Line Lender, as LC Issuer and as Agent and Bank of America, N.A., M&I Marshall & Ilsley Bank, Wells Fargo Bank, N.A., Dresdner Bank AG, U.S. Bank, National Association and Comerica Bank (the “Lenders”). The Credit Agreement amends and restates Modine's existing five-year, $200 million multi-currency revolving credit facility dated as of October 27, 2004, as amended (the “Original Credit Agreement”).

The Credit Agreement was entered into for the purpose of (i) modifying the principal amount of the credit facility (reducing it from $200 million to $175 million); (ii) extending the maturity date of the credit facility; (iii) modifying the pricing and fees payable by the Company; and (iv) modifying certain other provisions of the Original Credit Agreement.

Subject to certain conditions, the Lenders have committed to making available to the Company a three-year revolving multi-currency credit facility in a maximum amount of up to $175 million.  The funds borrowed under the Credit Agreement are to be used for general corporate purposes and to refinance existing indebtedness.  Borrowings under the Credit Agreement are unsecured.  If any foreign subsidiary of Modine borrows under the Credit Agreement, that entity’s subsidiaries will guarantee the obligation of its parent.

The following is a summary of the Credit Agreement:

-
The aggregate commitment of $175 million includes (i) up to $25 million which shall be available for the issuance of commercial and standby letters of credit by JPMorgan at the request of the Company; (ii) up to $75 million which shall be available in foreign currencies to be agreed upon; and (iii) up to $25 million which may, in the sole discretion of JPMorgan as swingline lender, be available as swingline loans.  The Company has the right to request an increase in the aggregate commitment by up to a maximum additional amount of $75 million (to a total of up to $250 million) subject only to the agreement of the Agent and Lenders providing the increase in the aggregate commitment.

-
The interest rate on borrowings under the Credit Agreement ranges from .75% to 1.75% over the London Interbank Offered Rate (“LIBOR”) or, at the option of the Company, may be based on an Alternate Base Rate, which is the greater of the JPMorgan Prime rate or the Federal funds rate plus 0.50%.  The exact spread over LIBOR will depend on the Company's Leverage Ratio (a ratio of consolidated indebtedness to consolidated Adjusted EBITDA for the then four preceding fiscal quarters, as defined in the Credit Agreement).  The Company also pays quarterly commitment fees which may range from 0.15% to 0.30% on the unused portion of the funds available under the Credit Agreement.

-
The Credit Agreement contains customary covenants (including compliance with laws, maintenance of insurance, keeping of books, conduct of business, maintenance of properties, payment of taxes, inspection of records, and furnishing of quarterly and annual financial statements, quarterly compliance certificates and other financial information).

-	The Credit Agreement also contains customary restrictive covenants including certain specified restrictions on the following:

●	dividends, repurchases and retirement of common stock;

●	other indebtedness;

●	consolidations and mergers;

●	sale of assets;

●	investments, loans and advances;

●	liens and encumbrances; and

●	transactions with affiliates.

-	The Credit Agreement also contains certain financial covenants, including covenants pertaining to the following (calculated on a consolidated basis):

●	Leverage Ratio: The Company shall maintain a ratio of Total Debt to Adjusted EBITDA of not more than 3.0 to 1. Adjusted EBITDA will be calculated on a rolling four-quarter basis.

●	Interest Expense Coverage Ratio:

The Borrower will not permit the Interest Expense Coverage Ratio, determined as of the end of each fiscal quarter set forth below, to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter	Minimum Interest Expense Coverage Ratio

Fiscal quarter ended June 30, 2008	2.00 to 1.00

Fiscal quarters ending September 30, 2008 and December 31, 2008	1.75 to 1.00

Fiscal quarters ending March 31, 2009 and June 30, 2009	2.25 to 1.00

Fiscal quarters ending on or after September 30, 2009	2.50 to 1.00

-
The Credit Agreement sets forth certain events of default including (i) failure to pay when due any principal, interest or other amount payable; (ii) default in the performance of the covenants regarding providing notice of default, limitation on payments, loans, advances, investments, acquisitions, liens, maintenance of existence, dissolution, consolidation, merger, sale of assets and use of proceeds; (iii) default in the observance or performance of other covenants for 30 days after written notice; (iv) representation or warranty in the Credit Agreement proves to have been false or incorrect in any material respect on the date as of which it was made; (v) default in the payment on any outstanding debt or rate management obligation in an aggregate principal amount of at least $20 million; (vi) the occurrence of bankruptcy events; (vii) becoming subject to one or more unpaid judgments in excess of $20 million; (viii) becoming subject to liability under ERISA or having certain material events occur under ERISA covered plans; (ix) a change in control; (x) a seizure of a substantial portion of its property by a governmental entity; (xi) subsidiary guarantees ceasing to be valid; and (xii) invalidity of collateral protections. Except as described below, upon the happening of any event of default, Lenders holding not less than 51% in outstanding principal amount (or, if there are two or more Lenders, at least two Lenders) may at any time at its or their option, by notice or notices to Modine, declare all the Loans then outstanding to be immediately due and payable. If a bankruptcy event of default occurs, the Loans shall immediately become due and payable without any election or action on the part of any Lender or Agent.

There are no material relationships between Modine and any of the other parties to the Credit Agreement.

The foregoing description of the Credit Agreement is qualified in its entirety by the Credit Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with entering into the Credit Agreement, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03 in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2008 Annual Meeting of Shareholders held on July 17, 2008, the Company’s shareholders approved the Company’s 2008 Incentive Compensation Plan (the “Plan”).  2,500,000 shares of the Company’s common stock are available for issuance under the Plan, subject to adjustment as provided in the Plan.  A description of the Plan is included in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on June 12, 2008, under the heading “Item 2 – Approval of the Modine Manufacturing Company 2008 Incentive Compensation Plan.”  The foregoing description of the Plan is qualified in its entirety by the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 8.01	Other Events

Dividend Declaration

On July 17, 2008, the Board of Directors declared a quarterly dividend.  Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of the Company’s press release in connection with the dividend declaration, which is incorporated herein by reference.

2008 Annual Meeting of Shareholders - Voting Results

Modine held its 2008 Annual Meeting of Shareholders on July 17, 2008.  Attached to this Current Report on Form 8-K as Exhibit 99.3 is a copy of the Company’s press release reporting the voting on the matters presented at the annual meeting, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement among Modine Manufacturing Company, the Foreign Subsidiary Borrowers, if any, the Lenders, and JPMorgan Chase Bank, N.A. as Agent, as LC Issuer and Swing Line Lender dated as of July 18, 2008

10.2	Modine Manufacturing Company 2008 Incentive Compensation Plan

99.1	Press Release dated July 21, 2008 relating to the Credit Agreement

99.2	Press Release dated July 17, 2008 relating to quarterly dividend declaration

99.3	Press Release dated July 17, 2008 relating to voting results of the 2008 Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke President and Chief Executive Officer

By: /s/ D.R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: July 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement among Modine Manufacturing Company, the Foreign Subsidiary Borrowers, if any, the Lenders, and JPMorgan Chase Bank, N.A. as Agent, as LC Issuer and Swing Line Lender dated as of July 18, 2008

10.2	Modine Manufacturing Company 2008 Incentive Compensation Plan

99.1	Press Release dated July 21, 2008 relating to the Credit Agreement

99.2	Press Release dated July 17, 2008 relating to quarterly dividend declaration

99.3	Press Release dated July 17, 2008 relating to voting results of the 2008 Annual Meeting of Shareholders